UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2022

PROCACCIANTI HOTEL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56272	81-3661609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1140 Reservoir Avenue

Cranston, Rhode Island 02920-6320

(Address of principal executive offices)

(401) 946-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 22, 2022, Procaccianti Hotel REIT, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders. At the meeting, the Company’s stockholders voted to re-elect five directors to the board of directors of the Company to hold office until the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualify. Each of the five nominees for director were re-elected by the Company's stockholders by the requisite vote necessary for approval, and the final voting results with respect to the proposal are set forth below:

Name of Director	For	Withheld/Abstain	Broker Non-Votes
James A. Procaccianti	2,932,100.13	80,165.88	–
Gregory Vickowski	2,926,055.28	86,210.73	–
Lawrence Aubin	2,928,884.69	83,381.32	–
Thomas R. Engel	2,939,651.52	72,614.49	–
Ronald S. Ohsberg	2,933,657.08	78,608.93	–

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCACCIANTI HOTEL REIT, INC.

Dated: December 22, 2022	By:	/s/ Gregory Vickowski
Gregory Vickowski
Chief Financial Officer